SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN SECTOR FUNDS

I.                 Evergreen Health Care Fund (the “Fund”)

                Effective March 19, 2007, Robert Junkin is added as a portfolio manager of the Fund.

                Effective April 2, 2007, Robert Junkin will be the lead portfolio manager of the Fund and Walter McCormick will no longer manage the Fund.

                The change in portfolio management may result in changes in the Fund’s portfolio that could increase the Fund’s transaction costs and may result in the Fund realizing capital gains, distributions of which are taxable to shareholders.

                Mr. Junkin served as a portfolio manager for John Hancock Financial Services from 2003 to March 2007. Previously, he served as an investment analyst and co-manager for Pioneer Investments from 1997 through 2002.

                The sections of the Fund’s prospectus entitled "Fund Facts" and "The Funds’ Portfolio Managers" are revised accordingly.

March 19, 2007	579103 (3/07)